UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2021

SJW Group

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-8966	77-0066628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 W. Taylor Street

San Jose, California 95110

(Address of principal executive offices, including zip code)

(408) 279-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SJW	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2021, the Board of Directors (the “Board”) of SJW Group (the “Company”) approved an amendment to the Company’s Formulaic Equity Award Program for Non-Employee Board members under the Company’s Long-Term Incentive Plan (the “Program”), to provide for equity awards to non-employee board members who commence Board service between annual meetings of the Company’s stockholders.

Under the Program, on the date of each annual meeting of the Company’s stockholders, each individual who is elected or re-elected to serve as a non-employee Board member is automatically granted an award of restricted stock units (“RSU”) covering that number of shares of the Company’s common stock determined by dividing a specified dollar amount, currently $80,000, by the fair market value per share of the common stock on such date. The amendment provides that non-employee board members who commence service following the date of an annual meeting of the Company’s stockholders commencing with the 2020 annual meeting and before the date that is two months prior to the next annual meeting of the Company’s stockholders, will automatically be granted an RSU award pro-rated for the period of service to the next annual meeting. Such award to any eligible non-employee Board member who commences service following the Company’s 2021 annual stockholder meeting will be made on the date of such commencement of service and to the non-employee board member who commenced service between the Company’s 2020 and 2021 annual stockholder meetings, on September 8, 2021, in each case vesting of such equity award for eligible non-employee board members is on the one-year anniversary of the date the award is granted.

The foregoing description of the amendment to the SJW Group Formulaic Equity Award Program for Non-Employee Board Members does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the amendment to the SJW Group Formulaic Equity Award Program for Non-Employee Board Members, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1	Fourth Amendment to the Formulaic Equity Award Program for Non-Employee Board Members dated September 8, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SJW GROUP

Date: September 14, 2021	/s/ James P. Lynch
James P. Lynch, Chief Financial Officer and Treasurer